SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (January 10, 2008) January 11, 2008

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The following information is furnished under Item 7.01, “Regulation FD Disclosure”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Certain statements contained in this filing, including without limitation, those containing the words “believes,” “intends,” “expects,” “anticipates” and words of similar import, may constitute forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.

Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Readers should carefully review the risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and in other reports or documents the Company files from time to time with the Securities and Exchange Commission, including, without limitation, under such headings as “Risk Factors” and “Certain Factors Affecting Results of Operations” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2006 and in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2007 and in other reports or documents the Company files from time to time with the Securities and Exchange Commission.

This information should also be analyzed in conjunction with the Company’s Consolidated Financial Statements and the Notes thereto contained in the Company’s Annual Report on Form 10-K and in other reports or documents the Company files from time to time with the Securities and Exchange Commission.

On January 10, 2008, Deephaven Managing Partners, LLC (“Deephaven Partners”), an entity owned and controlled by three senior managers (the “Deephaven Managers”) of Deephaven Capital Management LLC, the Company’s asset management subsidiary (“Deephaven”), provided notice to the Company that it is exercising its option (the “Option”) to obtain a 49% interest in a new limited liability company to which the Company’s interests in Deephaven would be contributed (“Deephaven Holdings”). Upon effectiveness of the exercise of the Option (the “Closing”), the existing employment agreements and associated profit-sharing bonuses of the Deephaven Managers will be terminated. The exercise of the Option and the contribution of the Company’s interests in Deephaven to Deephaven Holdings will not affect or result in any change to Deephaven’s role as investment manager to the funds it currently manages, or to the manner in which Deephaven carries out its duties as investment manager to those funds.

As previously disclosed by the Company in a Form 8-K filing dated December 22, 2006, and subsequent regulatory filings, in December 2006, the Company entered into new long-term employment agreements (the “Existing Employment Agreements”) with the Deephaven Managers which provide profit-sharing bonuses based on the financial performance of Deephaven. Under the Existing Employment Agreements, the Deephaven Managers are entitled to receive 50% of the first $60 million, and 75% thereafter, of pre-tax earnings prior to the profit-sharing bonuses. In connection with entering into the Existing Employment Agreements, Deephaven Partners was granted the Option, which became exercisable after January 1, 2008 upon Deephaven having met certain requirements regarding minimum assets under management and employee retention. Following the Closing, pre-tax earnings will be allocated between the Company and, through Deephaven Partners, the Deephaven Managers in a similar manner as under the Existing Employment Agreements. Profit-sharing bonuses under the Existing Employment Agreements have been reported in Employee compensation and benefits on the Company’s Consolidated Statements of Operations. Following the Closing, profits that are allocated to the Deephaven Managers will instead be reported as minority interest on the Company’s Consolidated Statements of Operations.

As previously disclosed by the Company in a Form 8-K filing dated December 22, 2006, and subsequent regulatory filings, the existing agreements also provide that in the event of a change of control of the Company following January 1, 2007, and prior to December 31, 2012, Deephaven Partners would have the further option (the “Change of Control Option”) to increase its 49% interest resulting from the exercise of the Option by an additional 2%.

Following the Closing (which is subject to certain conditions, including regulatory and contractual approvals), which is currently expected to occur on February 1, 2008, the Company, through one of its subsidiaries, and Deephaven Partners will enter into a new Limited Liability Company Agreement (the “New LLC Agreement”) for Deephaven Holdings. In addition, the parties will exchange general releases and the Existing Employment Agreements will terminate and be replaced by new long-term employment agreements between Deephaven Holdings and each of the Deephaven Managers (the “New Employment Agreements”). The New Employment Agreements will not include the profit-sharing bonuses provided under the Existing Employment Agreements; however, the Deephaven Managers will continue to be entitled to participate in certain performance-based profit pools funded by fees earned from the management of specific Deephaven funds.

Under the New LLC Agreement, the Company will own, through a subsidiary, 51% of the shares in Deephaven Holdings, and Deephaven Partners will own 49% of the shares. Upon any exercise of the Change of Control Option, the Company will transfer ownership of 2% of the shares to Deephaven Partners. The Company will be entitled to appoint a majority of the Board of Managers until such time as the Change of Control Option is exercised, at which time Deephaven Partners will be entitled to appoint a majority of the Board of Managers. Under the New LLC Agreement, certain corporate actions will require approval of a “super-majority” of members of the Board of Managers, including representatives of both the Company and Deephaven Partners. Neither party is permitted to transfer any of its interests in Deephaven Holdings to any unaffiliated third person without the consent of the other party. Any sale of Deephaven Holdings requires either (x) the consent of the holders of 75% of the shares or (y) if the aggregate consideration is in excess of $450 million, the approval of only Deephaven Partners (subject to a right of first refusal for the benefit of the Company).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated January 11, 2008

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Associate General Counsel and Assistant Secretary